EXHIBIT 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Annual Report of Hudson Holding Corporation, (the "Company") on Form 10-KSB for the period ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Cunningham, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)   The Report fully  complies with the  requirements  of Section 13 (a) or 15
      (d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2006

                                        /s/ Martin Cunningham
                                        ----------------------------------------
                                        Martin Cunningham
                                        Chairman of the Board and Chief
                                        Executive Officer
                                        (Principal Executive Officer)